Exhibit 10.1

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 INCENTIVE COMPENSATION PLAN

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

Table of Contents

ARTICLE I DEFINITIONS		1

1.01.	Accounting Firm	1
1.02.	Administrator	1
1.03.	Agreement	1
1.04.	Award	1
1.05.	Board	1
1.06.	Change in Control	1
1.07.	Code	2
1.08.	Committee	2
1.09.	Common Stock	2
1.10.	Company	2
1.11.	Control Change Date	3
1.12.	Corresponding SAR	3
1.13.	Exchange Act	3
1.14.	Fair Market Value	3
1.15.	Initial Value	3
1.16.	Option	4
1.17.	Participant	4
1.18.	Plan	4
1.19.	SAR	4
1.20.	Stock Award	4
1.21.	Subsidiary	4

ARTICLE II PURPOSES		5

ARTICLE III ADMINISTRATION		6

ARTICLE IV ELIGIBILITY		7

ARTICLE V STOCK SUBJECT TO PLAN		8

5.01.	Shares Issued	8
5.02.	Aggregate Limit	8
5.03.	Reallocation of Shares	9

ARTICLE VI OPTIONS		10

6.01.	Award	10
6.02.	Option Price	10
6.03.	Maximum Option Period	10
6.04.	Nontransferability	10
6.05.	Transferable Options	10
6.06.	Employee Status	11

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6.07.	Exercise	11
6.08.	Payment	11
6.09.	Change in Control	11
6.10.	Stockholder Rights	12

ARTICLE VII SARS		13

7.01.	Award	13
7.02.	Maximum SAR Period	13
7.03.	Nontransferability	13
7.04.	Transferable SARs	13
7.05.	Exercise	13
7.06.	Change in Control	14
7.07.	Employee Status	14
7.08.	Settlement	14
7.09.	Stockholder Rights	14

ARTICLE VIII STOCK AWARDS		15

8.01.	Award	15
8.02.	Vesting	15
8.03.	Employee Status	15
8.04.	Change in Control	15
8.05.	Stockholder Rights	15

ARTICLE IX ADJUSTMENT UPON CHANGE IN COMMON STOCK		17

ARTICLE X COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES		18

ARTICLE XI GENERAL PROVISIONS		19

11.01.	Effect on Employment and Service	19
11.02.	Unfunded Plan	19
11.03.	Rules of Construction	19
11.04.	Tax Withholding	19

ARTICLE XII AMENDMENT		20

ARTICLE XIII DURATION OF PLAN		21

ARTICLE XIV EFFECTIVE DATE OF PLAN		22

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COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

ARTICLE I

DEFINITIONS

1.01.	Accounting Firm

Accounting Firm means the independent accounting firm engaged to audit the Company’s financial statements.

1.02.	Administrator

Administrator means the Committee and any delegate of the Committee that is appointed in accordance with Article III. Notwithstanding the preceding sentence, “Administrator” means the Board on any date on which there is not a Committee.

1.03.	Agreement

Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Award granted to such Participant.

1.04.	Award

Award means an award of a Stock Award, Option or SAR granted to a Participant.

1.05.	Board

Board means the Board of Directors of the Company.

1.06.	Change in Control

Change in Control means the occurrence of any of the events set forth in any one of the following paragraphs:

(a) The Company is merged or consolidated or reorganized into or with another company or other legal entity, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then outstanding securities of such resulting company or entity immediately after such transaction is held directly or indirectly in the aggregate by the holders of voting securities of the Company immediately prior to such transaction, including voting securities issuable upon the exercise or conversion of options, warrants or other securities or rights; or

(b) The Company sells or otherwise transfers all or substantially all of its assets to another company or other legal entity, and as a result of such sale or other transfer of assets, less than a majority of the combined voting power of the then outstanding securities of such company or other entity immediately after such sale or transfer is held directly or indirectly in the aggregate by the holders of voting securities of the Company immediately prior to such

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

sale or transfer, including voting securities issuable upon exercise or conversion of options, warrants or other securities or rights; or

(c) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company; or

(d) An acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding shares (“Outstanding Company Stock”), or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (“Outstanding Company Voting Securities”), excluding, however, the following: (i) any acquisition directly from the Company other than the acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (ii) any acquisition by the Company or any of its subsidiaries, or (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries; or

(e) Approval by the Board of Directors of the Company of a resolution that a Change in Control has occurred.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred (i) by virtue of the consummation of any transaction or series of integrated transactions immediately following which the recordholders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions, or (ii) upon conversion of the Series A Convertible Preferred Stock or the exercise of the common stock warrants issued in connection therewith.

1.07.	Code

Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.08.	Committee

Committee means the Compensation Committee of the Board.

1.09.	Common Stock

Common Stock means the common stock of the Company.

1.10.	Company

Company means Computer Software Innovations, Inc., a Delaware corporation.

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

1.11.	Control Change Date

Control Change Date means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the Control Change Date is the date of the last of such transactions.

1.12.	Corresponding SAR

Corresponding SAR means a SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.13.	Exchange Act

Exchange Act means the Securities Exchange Act of 1934, as amended from time to time.

1.14.	Fair Market Value

Fair Market Value means, on any given date,

(i) if the Common Stock is approved for trading on the Nasdaq National Market System or the Nasdaq Small Cap Market, the reported “closing” price of a share on such date; or

(ii) if the Common Stock is not approved for trading as described in (i) above, but is listed or admitted to trading on a national securities exchange, the reported “closing” price of a share on such date; or

(iii) if neither (i) nor (ii) above is applicable, and the Common Stock is traded in the over-the-counter market and reported on the OTC Bulletin Board, then the average of the highest and lowest sales prices of the Common Stock for the ten (10) immediately preceding trading days; or

(iv) if none of (i), (ii) or (iii) above are applicable, the fair market value of the Common Stock, as determined by the Committee in good faith.

1.15.	Initial Value

Initial Value means, with respect to a Corresponding SAR, the option price per share of the related Option and, with respect to a SAR granted independently of an Option, the price per share of Common Stock as determined by the Administrator on the date of the grant; provided, however, that the price per share of Common Stock encompassed by the grant of a SAR shall not be less than Fair Market Value on the date of grant. Except for an adjustment authorized under Article IX, the Initial Value may not be reduced (by amendment or cancellation of the sale or otherwise) after the date of grant.

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

1.16.	Option

Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement, which is not intended to comply with Code Section 422.

1.17.	Participant

Participant means an employee of the Company or a Subsidiary, a member of the Board or the board of directors of a Subsidiary or any consultant or advisor to the Company or a Subsidiary who satisfies the requirements of Article IV and is selected by the Administrator to receive an Award.

1.18.	Plan

Plan means the Computer Software Innovations, Inc. 2005 Incentive Compensation Plan.

1.19.	SAR

SAR means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess, if any, of the Fair Market Value at the time of exercise over the Initial Value. References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.20.	Stock Award

Stock Award means Common Stock awarded to a Participant under Article VIII, including shares issued in settlement of benefit obligations under the Company’s incentive compensation plan or any successor thereto.

1.21.	Subsidiary

Subsidiary means a corporation, partnership, joint venture, unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest that represents, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock or other ownership or equity interest units issued by such corporation, partnership, joint venture, unincorporated association or other entity.

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

ARTICLE II

PURPOSES

The Plan is intended to assist the Company and its Subsidiaries in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and its Subsidiaries and to associate their interests with those of the Company and its stockholders. The Plan is intended to permit the grant of Options, SARs and Stock Awards. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

ARTICLE III

ADMINISTRATION

The Plan shall be administered by the Administrator. The Administrator shall have authority to grant Awards, upon such terms (not inconsistent with the provisions of this Plan), as the Administrator may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award, including by way of example and not of limitation, requirements that the Participant complete a specified period of employment or service with the Company or a Subsidiary, requirements that the Company achieve a specified level of financial performance or that the Company achieve a specified level of financial return. Notwithstanding any such conditions, the Administrator may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable or both. In addition, the Administrator shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator in connection with the administration of this Plan shall be final and conclusive. Neither the Administrator nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Award. All expenses of administering this Plan shall be borne by the Company, a Subsidiary or a combination thereof.

The Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee’s authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan.

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

ARTICLE IV

ELIGIBILITY

Any employee of the Company, any member of the Board, any employee or director of a Subsidiary (including a corporation that becomes a Subsidiary after the adoption of this Plan) or any consultant or advisor to the Company or a Subsidiary is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such person has contributed or can be expected to contribute to the profits or growth of the Company or a Subsidiary.

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

ARTICLE V

STOCK SUBJECT TO PLAN

5.01.	Shares Issued

Upon the Award of shares of Common Stock pursuant to a Stock Award, the Company may issue shares of Common Stock from its authorized but unissued Common Stock. Upon the exercise of any Option or SAR the Company may deliver to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.

5.02.	Aggregate Limit

(a) The maximum aggregate number of shares of Common Stock that may be issued under this Plan, pursuant to the exercise of SARs and Options, and the grant of Stock Awards is 1,100,000 shares. The maximum aggregate number of shares that may be issued under this Plan shall be subject to adjustment as provided in Article IX.

(b) Any Awards that are substituted pursuant to Article IX shall not reduce the shares of Common Stock authorized for issuance under the Plan or authorized for grant to a Participant in any calendar year. In the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the maximum aggregate number of shares of Common Stock authorized for issuance under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or any Subsidiary prior to such acquisition or combination.

(c) Awards made as a material inducement to a person becoming an employee of the Company or any Subsidiary, including new employees in connection with a merger or acquisition, or a former employee being rehired as an employee following a bona fide period of interruption of employment, shall not reduce the maximum aggregate number of shares of Common Stock authorized for issuance under the Plan if the Committee determines to not grant such Awards under the Plan.

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

5.03.	Reallocation of Shares

(a) If any shares of Common Stock subject to an Award are forfeited, expire or otherwise terminate without the issuance of shares of Common Stock, the shares of Common Stock shall, to the extent of such forfeiture, expiration, termination or non-issuance, again be available for Awards under the Plan.

(b) If shares of Common Stock are surrendered either actually or by attestation or withheld (i) pursuant to the exercise of an Option or other Award under the Plan or (ii) in satisfaction of tax withholding requirements with respect to Awards under the Plan, the number of shares surrendered or withheld may be reallocated to other Awards to be granted under this Plan.

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

ARTICLE VI

OPTIONS

6.01.	Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by each such Award; provided, however that no Participant may be granted Options in any calendar year covering more than 100,000 shares of Common Stock.

6.02.	Option Price

The price per share for Common Stock purchased on the exercise of an Option shall be determined by the Administrator on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted. Except for an adjustment authorized under Article IX, the Option price may not be reduced (by amendment or cancellation of the Option or otherwise) after the date of grant.

6.03.	Maximum Option Period

The maximum period in which an Option may be exercised shall be ten years from the date such Option was granted. The terms of any Option may provide that it has a term that is less than such maximum period.

6.04.	Nontransferability

Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 6.05, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.05.	Transferable Options

Section 6.04 to the contrary notwithstanding, if the Agreement provides, an Option may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an Option transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

6.06.	Employee Status

In the event that the terms of any Option provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

6.07.	Exercise

Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

6.08.	Payment

Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Administrator or to the extent permitted under the Agreement, by a cashless exercise through a securities broker. Subject to rules established by the Administrator, payment of all or part of the Option price may be made with shares of Common Stock which have been owned by the Participant for at least six months and which have not been used for another Option exercise during the prior six months. If Common Stock is used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

6.09.	Change in Control

Section 6.07 to the contrary notwithstanding, unless an outstanding Option is assumed, replaced or converted to an equivalent award by the continuing entity, each outstanding Option shall be fully exercisable (in whole or in part at the discretion of the holder) upon a Change in Control. Any such replacement Awards shall be fully exercisable, vested or earned if the Participant is terminated within twenty-four months of a Change in Control. An Option that becomes exercisable pursuant to this Section 6.09 shall remain exercisable thereafter in accordance with the terms of the Agreement.

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

6.10.	Stockholder Rights

No Participant shall have any rights as a stockholder with respect to shares subject to his Option until the date of exercise of such Option.

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

ARTICLE VII

SARS

7.01.	Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom SARs are to be granted and will specify the number of shares covered by each such Award; provided, however, no Participant may be granted SARs in any calendar year covering more than 100,000 shares of Common Stock. For purposes of the foregoing limit, an Option and Corresponding SAR shall be treated as a single Award.

7.02.	Maximum SAR Period

The maximum period in which a SAR may be exercised shall be ten years from the date such SAR was granted. The terms of any SAR may provide that it has a term that is less than such maximum period.

7.03.	Nontransferability

Except as provided in Section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 7.04, during the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

7.04.	Transferable SARs

Section 7.03 to the contrary notwithstanding, if the Agreement provides, a SAR, may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of a SAR transferred pursuant to this Section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the SAR except by will or the laws of descent and distribution. In the event of any transfer of a Corresponding SAR (by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities.

7.05.	Exercise

Subject to the provisions of this Plan and the applicable Agreement, a SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine. A SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

SAR could be exercised. A partial exercise of a SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

7.06.	Change in Control

Section 7.05 to the contrary notwithstanding, unless the outstanding SAR is assumed, converted or replaced with an equivalent award by the continuing entity, each outstanding SAR shall be fully exercisable (in whole or in part at the discretion of the holder) upon a Change in Control. Any such replacement Awards shall be fully exercisable, vested or earned if the Participant is terminated within twenty-four months of a Change in Control. A SAR that becomes exercisable pursuant to this Section 7.06 shall remain exercisable thereafter in accordance with the terms of the Agreement.

7.07.	Employee Status

If the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

7.08.	Settlement

At the Administrator’s discretion, the amount payable as a result of the exercise of a SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. No fractional share will be deliverable upon the exercise of a SAR but a cash payment will be made in lieu thereof.

7.09.	Stockholder Rights

No Participant shall, as a result of receiving a SAR, have any rights as a stockholder of the Company until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

ARTICLE VIII

STOCK AWARDS

8.01.	Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by each such Award; provided, however, that no Participant may receive Stock Awards in any calendar year for more than 400,000 shares of Common Stock.

8.02.	Vesting

The Administrator, on the date of the Award, may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement. By way of example and not of limitation, the restrictions may postpone transferability of the shares or may provide that the shares will be forfeited if the Participant separates from the service of the Company and its Subsidiaries before the expiration of a stated period. The Administrator, in its discretion, may waive the requirements for vesting or transferability for all or part of the shares subject to a Stock Award in connection with a Participant’s termination of employment or service.

8.03.	Employee Status

In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment or service, the Administrator may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

8.04.	Change in Control

Sections 8.02 and 8.03 to the contrary notwithstanding, unless an outstanding Stock Award is assumed, replaced or converted to an equivalent award by the continuing entity, each outstanding Stock Award shall be transferable and nonforfeitable upon a Change in Control. Any such replacement Awards shall be fully exercisable, vested or earned if the Participant is terminated within twenty-four months of a Change in Control.

8.05.	Stockholder Rights

Prior to their forfeiture (in accordance with the applicable Agreement and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable), a Participant will have all the rights of a stockholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares of Common Stock granted

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

ARTICLE IX

ADJUSTMENT UPON CHANGE IN COMMON STOCK

The maximum number of shares as to which Awards may be granted under this Plan; and the terms of outstanding Awards; and the per individual limitations on the number of shares of Common Stock for which Awards may be granted shall be adjusted as the Committee shall determine to be equitably required in the event that (a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Section 424 of the Code applies, or (b) there occurs any other event which, in the judgment of the Committee necessitates such action. Any determination made under this Article IX by the Committee shall be final and conclusive.

The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Awards may be granted, the per individual limitations on the number of shares of Common Stock for which Awards may be granted or the terms of outstanding Awards.

The Committee may make Awards in substitution for stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or a Subsidiary in connection with a transaction or event described in the first paragraph of this Article IX. Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Awards shall be as the Committee, in its discretion, determines is appropriate.

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

ARTICLE X

COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company’s shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option or SAR is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

ARTICLE XI

GENERAL PROVISIONS

11.01.	Effect on Employment and Service

Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual any right to continue in the employ or service of the Company or a Subsidiary or in any way affect any right or power of the Company or a Subsidiary to terminate the employment or service of any individual at any time with or without assigning a reason therefore.

11.02.	Unfunded Plan

The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

11.03.	Rules of Construction

Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

11.04.	Tax Withholding

Each Participant shall be responsible for satisfying any income and employment tax withholding obligation attributable to participation in this Plan. In accordance with procedures established by the Administrator, a Participant may surrender shares of Common Stock, or receive fewer shares of Common Stock than otherwise would be issuable, in satisfaction of all or part of that obligation.

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

ARTICLE XII

AMENDMENT

The Board may amend or terminate this Plan from time to time. No amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Award outstanding at the time such amendment is made.

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

ARTICLE XIII

DURATION OF PLAN

No Award may be granted under this Plan more than ten years after the effective date of the Plan set forth in Article XIV. Awards granted before that termination date shall remain valid in accordance with their terms.

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

ARTICLE XIV

EFFECTIVE DATE OF PLAN

This Plan was approved by the Company’s Board of Directors and took effect on April 29, 2005.